UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to § 240.14a-12

GURUNET CORPORATION

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11
(set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

GURUNET CORPORATION
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
OCTOBER 11, 2005
August 31, 2005

Dear Stockholders of GuruNet Corporation:

I cordially invite you to attend a Special Meeting of Stockholders (“Meeting”) of GuruNet Corporation (the “Company” or “GuruNet”).

Place:	Jerusalem Technology Park
The Tower
Jerusalem 91481
Israel

Time:	October 11, 2005
10:00 a.m. EDT

Items of
Business:	-	To amend the Company’s Amended and Restated Certificate of Incorporation to change the name of the Company to Answers Corporation; and
-	To conduct any other business that properly comes before the meeting.
These items of business are described in the attached Proxy Statement, which is being mailed on or about September 2, 2005.

Record Date:	You may vote at the Meeting if you are a stockholder of record as of the close of business on August 25, 2005. As of that date, there were 7,040,152 shares of GuruNet’s common stock outstanding and entitled to vote at the Meeting.

Stockholder List:	A list of stockholders eligible to vote at the Meeting will be available for inspection at the Meeting, and at least ten days prior to the Meeting at (i) the location of the Meeting and (ii) the U.S. offices of the Company: 237 West 35th Street, Suite 1101, New York, N.Y. 10001, during regular business hours.

Proxy Voting:	Your vote is very important. Whether you plan to attend the Meeting or not, please complete, date, and sign the accompanying proxy card as soon as possible and return it in the envelope provided, or use our 24-hour a day telephone or Internet options. If your shares are held in “street name” (that is, held for your account by a broker or other nominee), you will receive instructions from your broker or nominee on how to vote your shares.

By Order of the Board of Directors,

/s/ Steven Steinberg

Steven Steinberg
Secretary
GuruNet Corporation

Jerusalem, Israel
August 31, 2005

PROXY STATEMENT

GURUNET CORPORATION
JERUSALEM TECHNOLOGY PARK, THE TOWER, 7TH FLOOR
JERUSALEM 91481, ISRAEL
+972-2-649-5000

This Proxy Statement is solicited by the Board of Directors (“Board”) of GuruNet Corporation (the “Company” or “GuruNet”) and is being furnished to the stockholders of GuruNet in connection with a special meeting of stockholders to be held at Jerusalem Technology Park, The Tower, 7th Floor, Jerusalem 91481, Israel on October 11, 2005, at 10:00 a.m. EDT, and at any adjournments of that meeting. We commenced mailing of this Proxy Statement and the enclosed proxy card to stockholders on or about September 2, 2005. The Company paid the cost of preparing and mailing this Proxy Statement and proxy card to its stockholders.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

Q:	What am I being asked to vote on at the special meeting?

A:
At the special meeting, you will be asked to consider and vote on a proposal to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to change the Company’s name to Answers Corporation. At present, we know of no other matters to be presented for stockholder action at the special meeting.

Q:	Who is making this proxy solicitation?

A:
This Proxy Statement is furnished to holders of record of our common stock as of the close of business on August 25, 2005, the record date for the special meeting (the “Record Date”), as part of the solicitation of proxies by the Board for use at the special meeting and any adjournments or postponements of the special meeting.

Q:	How does the Board recommend that I vote?

A:
The Board recommends that you vote your shares “FOR” the proposal to approve the amendment to the Company’s Amended and Restated Certificate of Incorporation to change the Company’s name to Answers Corporation.

Q:	What constitutes a quorum for purposes of voting?

A:
A majority of the outstanding shares of common stock, represented either in person or by proxy at the special meeting, will constitute a quorum for the transaction of business. As of the record date on August 25, 2005, there were 7,040,152 shares of common stock outstanding, which constitutes all of the outstanding voting securities of GuruNet. Abstentions and broker non-votes (shares held by a broker or nominee that are represented at the meeting, but with respect to which the broker or nominee is not empowered to vote on a proposal) are included in determining the presence of a quorum.

Q:	How many votes are required to approve this proposal?

A:
The proposal to approve the amendment to the Company’s Amended and Restated Certificate of Incorporation will require the affirmative vote of a majority of the outstanding shares of common stock entitled to be cast at the meeting. Abstentions and broker non-votes (if any) will have the effect of a vote against the matter being considered.

Q:	What shares can be voted at the special meeting?

A:
All shares of GuruNet’s common stock that you own as of the Record Date may be voted by you. You may cast one vote per share of GuruNet’s common stock that you held on the Record Date. These shares include shares that are: (1) held directly in your name as the stockholder of record and (2) held for you as the beneficial owner through a stockbroker, bank or other nominee.

Q:	What is the difference between a holder of record and a beneficial owner of GuruNet’s common stock?

A:
Most of our stockholders hold their shares through a stockbroker, bank or other nominee, rather than directly in their own name. As summarized below, there are some distinctions between shares held as a holder of record and those beneficially owned.

Holders of Record

If your shares of GuruNet’s common stock are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, you are considered, with respect to those shares, the holder of record, and these proxy materials are being sent directly to you by GuruNet. As the holder of record, you have the right to grant your voting proxy directly to GuruNet or to vote in person at the special meeting. We have enclosed a proxy card with this Proxy Statement for you to use.

Beneficial Owners

If your shares of GuruNet’s common stock are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in “street name”, and these proxy materials are being forwarded to you by your broker or nominee who is considered, with respect to those shares, the holder of record. As the beneficial owner, you have the right to direct your broker or nominee how to vote and are also invited to attend the special meeting. However, since you are not the holder of record, you may not vote these shares in person at the special meeting. Your broker or nominee has enclosed a voting instruction card with this Proxy Statement for you to use in directing the broker or nominee how to vote your shares. You may also vote by telephone as described below under “How can I vote my shares without attending the special meeting?”

Q:	How can I vote my shares in person at the special meeting?

A:
Shares of GuruNet’s common stock held directly in your name as the holder of record may be voted in person at the special meeting. If you choose to do so, please bring the enclosed proxy card or proof of identification. Even if you plan to attend the special meeting, we recommend that you vote your shares in advance as described below so that your vote will be counted if you later decide not to attend the special meeting. Shares held in street name may be voted in person by you only if you obtain a signed proxy from the record holder giving you the right to vote the shares.

Q:	How can I vote my shares without attending the special meeting?

A:
Whether you hold shares directly as the holder of record or beneficially in street name, you may direct your vote without attending the special meeting by telephone or by completing and mailing your proxy card or voting instruction card in the enclosed postage pre-paid envelope. You may also be able to direct your vote via the Internet. Please refer to the enclosed materials for details.

Q:	Can I change my vote after I have voted by proxy?

A:	Yes. You can change your vote at any time before your proxy is voted at the special meeting by revoking your proxy.

If you are a holder of record of GuruNet’s common stock, you may revoke your proxy by:

•	attending the special meeting and voting your shares in person at the special meeting. Your attendance at the special meeting alone will not revoke your proxy -- you must also vote;

•	filing an instrument in writing with the Secretary of GuruNet stating that you would like to revoke your proxy; or

•	filing another duly executed proxy bearing a later date with the Secretary of GuruNet so that it arrives prior to the special meeting.

You should send your revocation or new proxy card to GuruNet’s Secretary at GuruNet Corporation, 237 West 35th Street, Suite 1101, New York, NY 10001.

If you are a beneficial owner of GuruNet’s common stock and you instructed a broker or other nominee to vote your shares, you must follow your broker’s directions for changing those instructions.

Q:	What does it mean if I receive more than one proxy card or voting instruction card?

A:	It means your shares are registered differently or are in more than one account. Please provide voting instructions for each proxy and voting instruction card your receive.

Q:	Under what circumstances will the special meeting be adjourned?

A:
Although it is not expected, the special meeting may be adjourned in the absence of a quorum for the purpose of obtaining a quorum. Any adjournment may be made without notice, other than by an announcement made at the special meeting, by the affirmative vote of a majority of the shares of GuruNet’s common stock present in person or by properly executed proxy at the special meeting.

Q:	Where can I find the voting results of the special meeting?

A:	We will announce preliminary voting results at the special meeting and publish final results in our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005.

Q:	Who bears the cost of this solicitation?

A:
We generally will bear the cost of the solicitation of proxies in the enclosed form from our stockholders. In addition to solicitation by mail, our directors, officers and employees may solicit proxies from stockholders by telephone, telegram, letter, facsimile or in person. Following the original mailing of the proxies and other soliciting materials, we will request that brokerage houses and other custodians, nominees and fiduciaries forward copies of the proxy and other soliciting materials to the beneficial owners of stock held of record by such persons and request authority for the exercise of proxies. In those cases, we will reimburse such company’s custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses in connection with doing so.

PROPOSAL TO AMEND THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

TO CHANGE THE COMPANY’S NAME

Proposal

The Board has concluded that it is advisable for the Company to amend its Amended and Restated Certificate of Incorporation (the “Certificate”) to change the Company’s name to Answers Corporation. The Board recommends that the stockholders approve and adopt the amendment at the special meeting. A form of Certificate of Amendment to our Certificate is attached to this proxy statement as Exhibit A. If the amendment is approved, Article I of the Certificate of Incorporation will be amended to read in its entirety:

“The name of this corporation is Answers Corporation”

Reasons

        The Board believes the proposed name will better describe the Company as it has evolved from its creation in December 1998. The Company has concluded that the proposed name would enhance the Company’s reputation as an industry leader, re-enforcing the branding and equity of its answer-based search engine, Answers.com. The name will eliminate confusion, leveraging the significant marketing efforts that have been undertaken on behalf of GuruNet since the launch of Answers.com in January 2005. It will also allow the company to unify its ticker symbol (ANSW), corporation, and flagship product names, thus strengthening branding, supporting growth strategy, and helping end-users identify the company behind the product.

        The Board has unanimously adopted resolutions setting forth the proposed amendment to the Certificate, declaring its advisability and directing that the proposed amendment be submitted to the Company’s stockholders for their approval at the special meeting. If adopted by the stockholders, the amendment will become effective upon filing of an appropriate amendment to the Certificate with the Secretary of State of the State of Delaware, which the Company currently expects will occur shortly after the special meeting.

        The Board of Directors unanimously recommends a vote FOR approval of the proposed amendment to the Company’s Certificate of Incorporation to change the Company’s name to Answers Corporation.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION

        Certain information contained in this Proxy Statement that does not relate to historical information may be deemed to constitute forward-looking statements. The phrase “intends to” identifies a “forward-looking statement” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Because “forward-looking statements” are subject to risks and uncertainties, what actually happens may differ materially from what the Company expects to happen. Stockholders are cautioned not to place undue reliance on such statements, which speak only as of the date hereof. The Company undertakes no obligation to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT OF GURUNET

The table and accompanying footnotes set forth certain information as of August 25, 2005 with respect to the ownership of our common stock by:

•	each person or group who is known to us to beneficially own more than 5% of our outstanding common stock;

•	each of our directors;

•	our chief executive officer and other executive officers whose total annual compensation exceed $100,000 during this year; and

•	all of our directors and executive officers as a group.

A person is deemed to be the beneficial owner of securities that can be acquired within 60 days from the Record Date, including exercise of options and warrants or the conversion of convertible securities. Accordingly, common stock issuable upon exercise of options and warrants that are currently exercisable or exercisable within 60 days of the Record Date have been included in the table with respect to the beneficial ownership of the person or entity owning the options and warrants, but not with respect to any other persons or entities.

Applicable percentage of ownership for each holder is based on 7,040,152 shares of common stock outstanding on the Record Date, plus any presently exercisable stock options and warrants held by each such holder, and options, warrants and bridge notes held by each such holder that will become exercisable or convertible within 60 days after the Record Date. Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

Name and Address of Beneficial Owner (1)	Shares Beneficially Owned		Percentage of Common Stock

Robert S. Rosenschein	427,319	(2)	5.98%
Kevin Fitzpatrick	361,300	(3)	5.13%
Jeff Schneiderman	62,124	(4)	*
Steven Steinberg	36,698	(5)	*
Mark A. Tebbe	37,881	(6)	*
Edward G. Sim	16,025	(7)	*
Yehuda Sternlicht	9,566	(8)	*
Jerry Colonna	9,566	(9)	*
Lawrence S. Kramer	--	(10)	--
Jeffrey S. Cutler	--	(11)	--
Bruce D. Smith	5,000	(12)	*
Mark B. Segall	--	(13)	--
All directors and executive officers
as a group (11 individuals)	599,179	(14)	8.22%

* Represents less than 1%.

(1)	Unless otherwise indicated, the business address of each of the following is GuruNet Corporation, Jerusalem Technology Park, The Tower, Jerusalem 91481 Israel.
(2)
Consists of 321,460 shares of common stock owned by Robert S. Rosenschein and 105,859 shares of common stock issuable upon exercise of options that are exercisable within 60 days of the Record Date. Excludes 136,105 shares of common stock issuable upon exercise of options that are not exercisable within 60 days of the Record Date.

(3)	Based on information made public in a Schedule 13G filed by Kevin Fitzpatrick on June 30th, 2005, whose business address is 32 Poole Ct., Batavia IL 60510.

(4)
Consists of 62,124 shares of common stock issuable upon exercise of options that are currently exercisable or are exercisable within 60 days of the Record Date. Excludes 22,876 shares of common stock issuable upon exercise of options that are not exercisable within 60 days of the Record Date.

(5)
Consists of 36,698 shares of common stock issuable upon exercise of options that are currently exercisable or are exercisable within 60 days of the Record Date. Excludes 48,302 shares of common stock issuable upon exercise of options that are not exercisable within 60 days of the date of the Record Date.

(6)
Consists of 21,721 shares of common stock owned by Mark A. Tebbe and 16,160 shares of common stock issuable upon exercise of currently exercisable options. Excludes 23,303 shares of common stock issuable upon exercise of options that are not exercisable within 60 days of the Record Date.

(7)
Includes 3,008 and 41 shares of common stock owned directly by DT Advisors, LLC and by Dawntreader Fund I LP, respectively, of which Edward G. Sim is the Managing Director. Mr. Sim disclaims beneficial ownership of 2,525 of the shares of common stock held by DT Advisors, LLC and the 41 shares of common stock held by Dawntreader Fund I LP except to the extent of his pecuniary interest therein. Also includes 433 shares of common stock owned by Edward G. Sim and 12,543 shares of common stock issuable upon exercise of currently exercisable options. Excludes 23,303 shares of common stock issuable upon exercise of options that are not exercisable within 60 of the Record Date.

(8)
Consists of 9,566 shares of common stock issuable upon exercise of options that are currently exercisable or are exercisable within 60 days of the Record Date. Excludes 26,309 shares of common stock issuable upon exercise of options that are not exercisable within 60 days of the Record Date.

(9)
Consists of 9,566 shares of common stock issuable upon exercise of options that are currently exercisable or are exercisable within 60 days of the Record Date. Excludes 26,309 shares of common stock issuable upon exercise of options that are not exercisable within 60 days of the Record Date.

(10)	Excludes 35,875 shares of common stock issuable upon exercise of options that are not exercisable within 60 days of the Record Date.
(11)	Excludes 200,000 shares of common stock issuable upon exercise of options that are not exercisable within 60 days of the Record Date.
(12)	Consists of 5,000 shares of common stock owned by Bruce D. Smith. Excludes 75,000 shares of common stock issuable upon exercise of options that are not exercisable within 60 days of the Record Date.
(13)	Excludes 35,875 shares of common stock issuable upon exercise of options granted to Mark B. Segall that are not exercisable within 60 days of the Record Date.
(14)	Includes 252,516 shares of common stock issuable upon exercise of options that are currently exercisable or are exercisable within 60 days of the Record Date.

OTHER MATTERS

The Board does not intend to bring any matters before the special meeting other than those specifically set forth in the notice of the special meeting and, as of the date of this Proxy Statement, does not know of any matters to be brought before the special meeting by others. If any other matters properly come before the special meeting, or any adjournment or postponement thereof, it is the intention of the persons named in the accompanying proxy to vote those proxies on such matters in accordance with their best judgment.

WHERE YOU CAN FIND MORE INFORMATION

GuruNet is subject to the informational requirements of the Securities Exchange Act and files reports and other information with the SEC. Such reports and other information filed by GuruNet may be inspected and copied at the SEC’s Public Reference Room at 450 Fifth Street, N.W., Judiciary Plaza, Washington, D.C. 20549, as well as in the SEC’s public reference rooms in New York, New York and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for further information on the operation of the SEC’s public reference rooms. The SEC also maintains an Internet site that contains reports, proxy statements and other information about issuers, like us, who file electronically with the SEC. The address of the SEC’s web site is http://www.sec.gov.

FORM OF PROXY

GURUNET CORPORATION
Jerusalem Technology Park
The Tower
Jerusalem 91481 Israel
+972 2 649-5000

This Proxy is Solicited by the Board of Directors
of GuruNet Corporation
for the Special Meeting of Stockholders to be held
on October 11, 2005

The undersigned hereby appoints Robert S. Rosenschein and Steven Steinberg and each or either of them, as proxies, with full power of substitution, with the powers the undersigned would possess if personally present, to vote all of the shares of common stock, $0.001 par value, of GuruNet Corporation (“GuruNet”) held of record by the undersigned on August 25, 2005, at the Special Meeting of Stockholders to be held on October 11, 2005, at Jerusalem Technology Park, The Tower, Jerusalem, 91481, Israel, commencing at 10:00 a.m. EDT, and at any adjournments or postponements thereof (the “Special Meeting”), hereby revoking all proxies heretofore given with respect to such shares, and the undersigned instructs said proxies to vote at the Special Meeting in accordance with the instructions below.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL.

(Continued and to be signed on the reverse side)

SPECIAL MEETING OF STOCKHOLDERS

OF GURUNET CORPORATION

OCTOBER 11, 2005

PROXY VOTING INSTRUCTIONS

MAIL - Date, sign and mail your proxy card in the envelope provided as soon as possible.

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch tone telephone and follow the instructions. Have your proxy card available when you call.

INTERNET - Access www.voteproxy.com and follow the on-screen instructions. Have your proxy card available when you access the web page.

COMPANY NUMBER: _______________

ACCOUNT NUMBER: _______________

You may enter your voting instructions at 1-800-PROXIES or www.voteproxy.com up until 11:59 p.m., Israel time, on October 10, 2005.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”THE AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO CHANGE THE COMPANY’S NAME TO ANSWERS CORPORATION.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE ☒

1.	To approve the amendment to the Company’s Amended and Restated Certificate of Incorporation to change the Company’s name to Answers Corporation.	FOR	AGAINST	ABSTAIN

2.	In their discretion, the proxies are authorized to vote upon any other business that may properly come before the special meeting.

The undersigned hereby acknowledges receipt of (i) the Notice of the Special Meeting of Stockholders, (ii) the accompanying Proxy Statement and attached annexes; and (iii) this proxy card.

DATE: ________________________________________

SIGNATURE :__________________________________

SIGNATURE (If held jointly):______________________

Note:
Please sign exactly as your name appears hereon and mail it promptly even though you may plan to attend the Special Meeting. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If you are signing as a representative of the named stockholders (e.g., as a trustee, corporate officer or other agent on behalf of a trust, corporation, partnership or other entity) you should indicate your title or the capacity in which you sign.

EXHIBIT A

CERTIFICATE OF AMENDMENT

TO THE

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

GURUNET CORPORATION

First: The name of the corporation (which is hereinafter referred to as the “Corporation”) is: GuruNet Corporation

Second: The Corporation wishes to amend its Amended and Restated Certificate of Incorporation so as to change the name of the Corporation.

Third: To accomplish the amendment referred to in Paragraph Second above, Article FIRST of the Amended and Restated Certificate of Incorporation of the Corporation is hereby amended in its entirety to read as follows: “The name of the corporation is Answers Corporation.”

Fourth: The foregoing Amendment was duly adopted in accordance with the provisions of Sections 242 and 228 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, GuruNet Corporation has caused this Certificate of Amendment to be signed by its Chief Executive Officer, under penalties of perjury, this ____ day of ____________ , 2005.

________________________
Robert S. Rosenschein,
Chief Executive Officer